AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2005
SECURITIES ACT FILE NO. 333-71424
INVESTMENT COMPANY ACT FILE NO. 811-10531
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 5	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]
Amendment No. 8	[X]

(Check Appropriate Box or Boxes)

     NICHOLAS LIBERTY FUND (a series of Nicholas Family of Funds, Inc.) (Exact Name of Registrant as Specified in Charter)

     700 North Water Street Milwaukee, WI 53202 (Address of Principal Executive Offices) (414) 272-6133 Registrant's Telephone Number, Including Area Code

     Jeffrey T. May, Senior Vice President Nicholas Liberty Fund 700 North Water Street Milwaukee, WI 53202 (Name and Address of Agent for Service)

WITH A COPY TO: K. Thor Lundgren, Esq. Marcia Y. Lucas, Esq.

     Michael Best & Friedrich LLP 100 East Wisconsin Avenue, Suite 1900 Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box):

[	]	immediately upon filing pursuant to paragraph (b).
[ x	]	on April 30, 2005 pursuant to paragraph (b).
[	]	60 days after filing pursuant to paragraph (a)(1).
[	]	on (date) pursuant to paragraph (a)(1).
[	]	75 days after filing pursuant to paragraph (a)(2).
[	]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
April 30, 2005

Nicholas Liberty Fund

(a Series of Nicholas Family of Funds, Inc.)

Consistency in a World of Change

     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares or determined whether this prospectus is truthful or complete.

Any representation to the contrary is a criminal offense.

700 North Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com

Nicholas Liberty Fund (the "Fund") is a no-load, non-diversified mutual fund.
The Fund's investment objective is growth.
This Prospectus gives vital information about the Fund.
For your benefit and protection, please read it before you invest, and keep it on hand for future reference.
Investment Adviser
NICHOLAS COMPANY, INC.
Minimum Initial Investment - $2,000

TABLE OF CONTENTS
Page
OVERVIEW	1
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	5
FINANCIAL HIGHLIGHTS	8
THE FUND'S INVESTMENT ADVISER	9
PRICING OF FUND SHARES	11
PURCHASE OF FUND SHARES	12
REDEMPTION AND EXCHANGE OF FUND SHARES	14
USE OF A PROCESSING INTERMEDIARY TO PURCHASE AND REDEEM FUND SHARES	17
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	17
TRANSFER OF FUND SHARES	19
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS	19
DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN	19
SYSTEMATIC WITHDRAWAL PLAN	20
TAX DEFERRED ACCOUNTS	20
DISCLOSURE OF PORTFOLIO HOLDINGS	20
FOR MORE INFORMATION ABOUT THE FUND	Back Cover

     You should rely only on the information contained in this document, or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.

This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.

OVERVIEW

Investment Objective

The Fund's primary investment objective is growth. There is no guarantee the Fund will meet its objective. The Fund's Board of Directors may change this investment objective without shareholder approval, and in such event, the Fund will provide you with advance notice of any change in the investment objective. If there is a change to the Fund's investment objective, you should consider whether the Fund remains an appropriate investment for you.

Principal Investment Strategies

To pursue the Fund's goal of growth, it invests primarily in domestic equity securities, which may include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. The Fund's Adviser uses a "bottom up" approach to select its investments. This means companies are reviewed one at a time to determine if they are an attractive investment opportunity and consistent with the Fund's investment policies. Factors used to determine if a security is an attractive investment opportunity for the Fund include, but are not limited to, earnings before interest, taxes, depreciation and amortization ("EBITDA"), enterprise value to EBITDA, quality of management, operating history, its price-to-earnings ratio and the growth rate of EBITDA and earnings. The Fund may invest in companies of any size or market capitalization – small, medium or large. The Fund also may participate in the initial public offering ("IPO") market, and a significant portion of the Fund's returns may be attributable to IPO investments. The Fund is a "non-diversified fund" that invests in a relatively small number of stocks. Because the Fund invests in so few stocks, the Fund's performance may be substantially affected by an increase or decrease in the value of any one stock in its portfolio. The portfolio manager may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Fund is not required to be fully invested in equity securities. If the Fund's portfolio manager cannot find an acceptable equity investment to add to the portfolio or believes that market conditions are unfavorable for profitable investing, a significant portion of the Fund's assets may be invested in securities of other investment companies known as exchange traded funds ("ETFs"), cash and cash equivalents and repurchase agreements until such time as a suitable investment is identified or market conditions improve. Thus, during any period in which the Fund is not primarily invested in equity securities, it may not achieve its investment objective.

Principal Risks of Investing

As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund's investments go down, you may lose money.

The principal risks of investing in the Fund are:

  Non-diversified Fund Risk – In general, a non-diversified fund owns fewer stocks than other mutual funds. This means that a large loss in an individual stock has a much greater impact on the fund's value than it would in a fund that owns a larger number of companies. In addition, as noted above, to the extent the Fund is invested in other investments such as cash and cash equivalents and ETFs (as opposed to being fully invested in equity securities), the Fund may not achieve its investment objective. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
  Market Risk – Market risk involves the possibility that the value of the Fund's investment will fluctuate as the stock market fluctuates over short or longer-term periods. Common stock prices tend to be more volatile than other investment choices.
  Issuer Specific Risk – From time to time, the value of an individual company in the portfolio may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the same industry. In addition, securities of small- and medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy, and the stock prices of small- and medium-sized companies may fluctuate more than the stock prices of larger companies.

  Political Risk – Regulation or de-regulation of a particular industry can have a significant impact on the companies within that industry. Some companies make a successful transition from regulated to de-regulated, while others fail in their efforts. The Fund's investment in a particular industry may be impacted due to changes in regulations.
  Initial Public Offering Risk – The IPO market has been volatile in recent years. Even when the IPO market is robust, there is no guarantee that it will continue to be so. IPOs involve special risks because they are new issues and have not been previously publicly traded. Some of these risks include, but are not limited to, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility. The impact of IPO investments on the Fund's performance will be magnified if the Fund has a small asset base, and, as the Fund's assets grow, there is no guarantee that the impact of IPO investing – even in a strong market – will produce positive performance.
  Portfolio Turnover Rate Risk – The Fund may have a high portfolio turnover rate which may result in increased transaction costs, such as brokerage fees, which may offset the Fund's performance gains.
  Higher portfolio turnover also may result in higher taxable income for the Fund's shareholders.

Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

For further information on the Fund's principal investment strategies and the risks of investing in the Fund, see "Investment Objectives, Principal Investment Strategies and Risks."

Performance

The bar chart and table shown below provide some indication of the risks of investing in the Fund. They show the variability of the Fund's total return since inception(1) and how the Fund's historical performance compares with an alternative broad measure of market performance.

BAR CHART PLOT POINTS

2002	2003	2004
(21.82)%	39.56%	10.88%

(1)	The Fund's initial public offering was on November 30, 2001; therefore, calendar year return data prior to 2002 is not applicable.

For the three calendar year periods shown in the above bar chart, the highest quarterly return was 16.38% (for the quarter ended June 30, 2003) and the lowest quarterly return was (11.97)% (for the quarter ended June 30, 2002).

This next table shows how the Fund's average annual total returns for the one and three year periods and the life of the Fund ending on December 31, 2004 (the Fund's most recently completed calendar year), compared to the returns of the Standard & Poor's 500 Index ("S&P 500 Index"). The table also shows the Fund's average annual total returns after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

			For the Time Period
			from Inception
	One	Three	(November 30, 2001 to
	Year	Year	December 31, 2004)
Nicholas Liberty Fund
Return Before Taxes	10.88%	6.55%	6.33%
Return After Taxes on Distributions	10.83%	6.54%	6.32%
Return After Taxes on Distributions
and Sale of Fund Shares	7.13%	5.62%	5.44%

S&P 500 Index (1)	10.87%	3.58%	3.78%

(1) The average annual total returns on the index do not reflect deductions for taxes, fees and expenses.

The S&P 500 Index is a capitalization-weighted index that represents the average performance of a group of stocks of 500 companies and is a widely used benchmark for U.S. stocks.

Of course, the Fund's past performance (before and after taxes) is no guarantee of its future returns.

Fees and Expenses of the Fund

Fund investors pay various fees and expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee on shares held six months or less (as a % of amount redeemed)	0.25%(1)
Exchange Fee	None

Annual Fund Operating Expenses (2)
(expenses that are deducted from Fund assets)
Management Fees	1.52%(3)
Distribution [and/or Service] (12b-1) Fees	None
Other Expenses	1.16%(4)

Total Annual Fund Operating Expenses	2.58%(4)

(1)	In addition, our transfer agent charges $15.00 for each wire redemption.

(2)	Annual Fund Operating Expenses are based on expenses incurred for year ended December 31, 2004.

(3)	Management fees may either increase or decrease from the base rate of 1.50% depending on the effect of the performance adjustment fee. See the "The Fund's Investment Adviser."

(4)	Other Expenses and Total Annual Fund Operating Expenses do not reflect the Adviser's voluntary absorption of Fund operating expenses. During the year ended December 31, 2004, the Adviser voluntarily absorbed Fund expenses, excluding the investment advisory fee, in excess of 0.20% of the average net assets of the Fund on an annual basis. After reimbursement of expenses, Other Expenses and Total Annual Fund Operating Expenses were 0.20%, and 1.72%, respectively. The Adviser may decrease or discontinue its absorption of the Fund's operating expenses at any time in its sole discretion.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Year	Year	Year
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these
assumptions, your costs would be:	$261	$802	$1,370	$2,915

For a further description of the fees paid to the Fund's adviser, Nicholas Company, Inc., see "The Fund's

Investment Adviser."
Portfolio Management

Mr. Mark J. Giese is Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mark J. Giese is a Senior Vice President of the Fund and a Vice President of the Adviser, and has been employed by the Adviser since 1994. For a further discussion of Mr. Mark J. Giese's experience, see "The Fund's Investment Adviser."

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This section provides a more detailed description of the Fund's investment objective, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand the Fund's principal investment strategies and the principal risks of investing in the Fund.

What is the Fund's primary investment objective?

The primary investment objective of Nicholas Liberty Fund is growth. The Fund's Board of Directors may change the Fund's investment objective without shareholder approval, and in such event, the Fund will provide you with advance notice of any change in investment objective.

How does the Fund pursue its primary investment objective?

The Fund primarily will be invested in domestic equity securities, which may include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. The Fund's Adviser uses a "bottom up" approach to select its investments. This means companies are reviewed one at a time to determine if they are an attractive investment opportunity. The Fund is a "non-diversified fund" that invests in a relatively small number of stocks. Consistent with its investment objectives and policies, the Fund may invest in companies of any size or market capitalization – small, medium or large, as well as in companies of any country of organization or place of principal business activity. The Fund considers a number of factors in assessing a company, including:

  earnings before interest, taxes, depreciation and amortization ("EBITDA")
  EBITDA and earnings growth
  enterprise value to EBITDA
  quality of management
  operating history
  its price-to-earnings ratio (including an analysis of such ratio in relation to the company's growth rate and industry trends)

The Fund may participate in the initial public offering ("IPO") market, and a significant portion of the Fund's returns may be attributable to IPO investments.

Income is not a significant factor in selecting the Fund's investments. Income realized on the Fund's investments will be incidental to its objectives. The Fund may hold an investment for any length of time, and will buy or sell securities whenever the Fund sees an appropriate opportunity. The Fund is not required to be fully invested in common stocks.

Does the Fund invest in cash or cash equivalent securities?

Although the Fund's primary investment objective is growth, and the Fund intends to be primarily invested in common stocks, the Fund also may invest in cash, cash equivalents and repurchase agreements. Cash and cash equivalent securities will generally be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. In addition, if the Fund's Adviser believes the market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund's position in cash or cash equivalent securities and repurchase agreements may increase. There is no limitation as to the percentage of Fund assets that may be invested in cash or cash equivalents.

Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities.

Thus, in the event that the Fund is not fully invested in equity securities for any of the foregoing reasons, the Fund may not meet its investment objective of growth.

Will the Fund have high portfolio turnover?

The portfolio turnover rate is a measure of portfolio activity. The Fund will sell portfolio securities when the Adviser believes an investment has reached its maximum potential or no longer meets the Adviser's selection criteria. In addition, the Fund may purchase securities in anticipation of short-term gains. Short-term transactions also could result from liquidity needs, interest rate fluctuations or other economic conditions not foreseen at the time of investment. Because of the non-diversified status of the Fund and the factors discussed above, the Fund may have a high portfolio turnover rate - 100% or more. A high portfolio turnover rate may result in increased transaction costs, such as brokerage fees, which may offset the Fund's performance gains. High portfolio turnover also may result in higher taxable income for Fund shareholders.

Does the Fund invest in securities other than equity securities and cash and cash equivalents?

From time to time and consistent with the Fund's objective of growth, the Fund may invest in securities other than equity securities and cash and cash equivalents. If the Fund's portfolio manager cannot find an acceptable equity investment to add to the portfolio or believes that market conditions are unfavorable for profitable investing, the Fund's assets may be invested in securities of other investment companies known as exchange traded funds ("ETFs") until such time as a suitable investment is identified or market conditions improve. ETFs are entities that acquire and hold either: (i) shares of all the companies that are represented by a particular index in the same proportion that is represented by the indices themselves; or (ii) shares of a sampling of companies that are represented by a particular index in a proportion meant to parallel the performance of the entire index. ETFs may at times constitute a significant portion of the Fund's investments. Thus, during any period in which the Fund is not primarily invested in equity securities, it may not achieve its investment objective.

In addition to ETFs, other types of securities in which the Fund also may invest include, but are not limited to, investment grade and non-investment grade fixed income securities, futures, forwards, options and swaps and other derivative instruments. Although not typically part of the Fund's principal investments, from time to time these other securities may be included in the Fund's portfolio. The Fund's Statement of Additional Information provides a more detailed discussion of these and other types of securities.

What are the principal risks of investing in the Nicholas Liberty Fund?

Non-diversified Fund Risk. The Fund is a higher-risk investment due to its non-diversified status. A non-diversified fund may hold larger positions in an individual company and generally owns a smaller number of investments than a diversified fund. As a result, the performance of an individual investment may have a large impact, positive or negative, on the performance of the Fund. In addition, the Fund may invest a significant portion of its assets in securities of companies doing business in a comparatively small number of industries or economic sectors. Because of potential investment concentrations, the Fund's portfolio may be more susceptible to any single economic, political or regulatory occurrence and the value of the Fund's shares may fluctuate more widely, and the Fund may be subject to greater market risk, than if the Fund were diversified.

In addition to the extent the Fund is invested in other investments such as cash and cash equivalents and ETFs (as opposed to being fully invested in equity securities), the Fund may not achieve its investment objective. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Market Risk. The value of the Fund's investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares, may occur because a particular stock market fluctuates. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares.

Issuer Specific Risk. From time to time, the value of an individual company in the portfolio may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the same industry.

In addition, the Fund may invest its assets in securities of small- and medium-sized companies which often may have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Stock prices of small- to medium-sized companies also often fluctuate more than stock prices of larger companies.

Political Risk. Regulation or de-regulation of a particular industry can have a significant impact on the companies within that industry. Some companies make a successful transition from regulated to de-regulated, while others fail in their efforts. The Fund's investment in a particular industry may be impacted due to changes in regulations.

Initial Public Offering Risk. IPOs involve special risks because they are new issues and have not been previously publicly traded. Some of these risks include, but are not limited to, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility. The impact of IPO investments on the Fund's performance will be magnified if the Fund has a small asset base, and, as the Fund's assets grow, there is no guarantee that the impact of IPO investing – even in a strong market – will produce positive performance.

Portfolio Turnover Rate Risk. The Fund may have a high portfolio turnover rate which may result in increased transaction costs, such as brokerage fees, which may offset the Fund's performance gains. High portfolio turnover also may result in higher taxable income for the Fund's shareholders.

Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund's Statement of Additional Information, which is incorporated by reference herein.

Does the Fund use any techniques to mitigate risks?

The Fund may use futures, options, swaps and other derivative instruments to "hedge" or to shield its portfolio from adverse movements in securities prices and interest rates. The Fund also may use foreign currency contracts to manage the Fund's exposure to currency exchange risks. While such techniques will be employed at such times when the Fund's portfolio manager believes the use thereof will benefit the Fund, the Fund's performance could be worse than if the Fund had not used such investments if the portfolio manager's judgment proves incorrect.

The Fund may use many different investment strategies in seeking its investment objective, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest and the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy, see the back cover page of this Prospectus.

As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you will not lose money on your investment. There is no guarantee that the Fund's performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the years ended December 31, 2004, 2003 and 2002 and the period from November 30, 2001 (commencement of operations) through December 31, 2001. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2004, 2003 and 2002, has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's 2004 Annual Report, which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by calling or writing the Fund. The information relating to the Fund for the period ended December 31, 2001, was audited by other auditors who have ceased operations.

				Period Ended
	Year Ended December 31,			December 31,

	2004	2003	2002	2001 (1)
NET ASSET VALUE, BEGINNING OF
PERIOD	$10.90	$ 7.81	$ 9.99	$10.00
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment loss	(.06)	(.10)	(.06)	.00(2)
Net gain (loss) on securities (realized and
unrealized)	1.25	3.19	(2.12)	(.01)
Total from investment operations	1.19	3.09	(2.18)	(.01)
LESS DISTRIBUTIONS
From net investment income	--	--	--	--
From net realized gain	(.04)	--	--	--
Total distributions	(.04)	--	--	--
NET ASSET VALUE, END OF PERIOD	$12.05	$10.90	$ 7.81	$ 9.99

TOTAL RETURN	10.88%	39.56%	(21.82)%	(.10)%(3)

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$7.9	$5.9	$3.2	$3.7
Ratio of expenses to average net assets	1.72%	2.11%	1.68%	1.70%(4)
Ratio of net investment loss to average net
assets	(.65)%	(1.24)%	(.75)%	(.71)%(4)
Portfolio turnover rate	49.38%	89.33%	137.92%	25.08%(3)

Absent reimbursement of expenses by Adviser
Ratio of expenses to average net assets	2.58%	2.83%	2.38%	4.33%(4)
Ratio of net investment loss to average net
assets	(1.52)%	(1.96)%	(1.45)%	(3.34)%(4)

(1)	The Fund commenced operations on November 30, 2001.

(2)	The amount rounds to $(0.00); the actual amount is $(0.004).

(3)	Not annualized.

(4)	Annualized.

Please consider the performance information above in light of the Fund's investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Fund shares may go up and down.

THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors.

     The Adviser is the investment adviser to six other mutual funds and to numerous institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc. Nicholas High Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc., and Nicholas Equity Income Fund, Inc. As of December 31, 2004, the Adviser had approximately $3.5 billion in assets under management.

The annual fee paid to the Adviser consists of a Base Fee and a Performance Fee, is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The Fund's Base fee is 1.50% of the Fund's average net assets. For each month subsequent to the end of the first full twelve months of operations, the Performance Fee payable to the adviser shall be calculated as (i) a positive 25% of the difference between the Fund's average annual total return and the average annual total return of the Standard & Poor's 500 Index (the "Index"), when the Fund's average annual total return exceeds that of the Index, or (ii) a negative 25% of the difference between the average annual total return of the Index and the Fund's average annual total return, when the Index's average annual total return exceeds that of the Fund. The first twelve months of operations of the Fund shall commence as of the first day of the month following the month in which the Fund commenced operations. For each month subsequent to the first full twelve months of operations, the

Performance Fee shall be computed as noted herein using the average annual total return of the Fund and the Index as measured for each from the inception date of the Fund (the "Performance Period"). Once the Fund has had five full years of continuous operations, as measured from the first full month of operations, the Performance Fee shall be computed as noted herein based on the difference between the Fund’s average annual total return and the average annual total return of the Index using a five-year monthly rolling average as the Performance Period. The maximum or minimum Performance Fee adjustment, if any, will be 0.75% annually. For example, as illustrated below, assuming after the Fund has had 12 full months of continuous operations, the Fund's average annual total return was 10% and the average annual total return of the benchmark over the prior 12 months was 8%, the Performance Fee adjustment would be 0.50% . Conversely, if the Fund's average annual total return over the period was 8% and the index average annual total return over the period was 10%, the Performance Fee adjustment would be (0.50)% . Examples of the Adjusted Performance Fee are shown in the table below.

		Standard & Poor's
	Nicholas Liberty	500 Index	Performance	Performance Fee
	Fund Performance	Performance	Difference	Adjustment*

	13.00%	10.00%	3.00%	0.75%
	10.00%	8.00%	2.00%	0.50%
	8.00%	8.00%	0.00%	0.00%
	8.00%	10.00%	(2.00)%	(0.50)%

	10.00%	13.00%	(3.00)%	(0.75)%

*	The maximum Performance Fee adjustment up or down is 0.75.

After it determines any Performance Fee adjustment, the Adviser will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Performance Fee adjustment by the average daily net asset value of the Fund during the Performance Period and dividing that number by the number of days in the calendar year. The Adviser may, at its discretion, taking into account fee waivers and expense limitations forego the monthly payment of the advisory fee and accept payment on at least an annual basis.

For the fiscal year ended December 31, 2004, the aggregate fee paid to the Adviser was 1.52% . The Fund has a management fee that is comprised of a base fee, which is applied to current net assets, and a performance fee adjustment, which depends on the Fund's performance relative to the S&P 500 Index over the last 5 years (or since inception of the Fund since the Fund is not yet five years old) and is applied to average net assets over this performance period. However, the management fee expressed as percentage in the Fund Fee table and above is a function of current average net assets only. Therefore, any projections of maximum and minimum management fees cannot be done with certainty since the Fund does not know how future assets will be impacted by performance, redemptions and purchases.

     A discussion regarding the basis for the Board of Director's approval of the Fund's Investment Advisory Agreement will be available in the Fund's Semiannual Report to Shareholders for the period ended June 30, 2004.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). However, pursuant to the Investment Advisory Agreement, the Adviser may charge the Fund for certain costs incurred by it in connection with providing the same as well as for certain other administrative services provided to the Fund, subject to prior approval of the Board of Directors of the Fund. The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

     The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items. In July 2004, the Board of Directors of the Fund approved the Fund's payment to the Adviser for accounting and administrative services provided to the Fund by the Adviser that the Fund is obligated to pay under the Investment Advisory Agreement, subject to certain payment guidelines adopted by unanimous resolution of the Board of Directors. In the past, the Adviser generally waived payment for such services. In accordance with the Board of Director's decision, effective November 1, 2004, the Fund has paid and will on an ongoing basis pay the Adviser for such services in accordance with its obligations under the Investment Advisory Agreement subject to the guidelines imposed by the Board of Directors and agreed to by the Adviser. In reaching its determination, the Board of Directors considered the terms of the Investment Advisory Agreement, the quality of services provided by the Adviser, the costs to the Fund of obtaining such services from third parties, the reasonableness of the anticipated payments and the best interests of the shareholders. The Board of Directors concluded that the payment to the Adviser for providing such services, subject to the guidelines, was reasonable given the Fund's obligations under the Investment Advisory Agreement, the quantity and quality of services provided by the Adviser, the cost of obtaining the services from a third party, and the interests of the shareholders in quality, continuity and efficiency. A description of the payment guidelines is included in the Fund's Statement of Additional Information ("SAI") under "The Fund's Investment Adviser."

     The Adviser has agreed to voluntarily absorb certain Fund operating expenses, excluding the management fee, in excess of 0.20% of the average net assets on an annual basis. As a result of such absorption, the Fund's total return will be higher than if the expenses were paid by the Fund.

     Mr. Mark J. Giese is a Senior Vice President of the Fund, a Vice-President of the Adviser and Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. He has been employed by the Adviser since 1994. Mr. Giese is a Chartered Financial Analyst and a Certified Public Accountant. The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

PRICING OF FUND SHARES

The Fund's price per share is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. Securities of the Fund are valued at market value, or if a market quotation is not readily available, their fair value is determined in good faith using procedures adopted by the Board of Directors. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different than the last quoted market value. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., New York time) on each day the NYSE is open. Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.A. For a list of holidays observed by the NYSE, please contact the Fund or see the Fund's Statement of Additional Information.

     Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund), minus any applicable redemption fee taken from your redemption proceeds for transactions in the Fund. In order to receive a day's price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your shares after the NYSE has closed or on a day the NYSE is closed, the NAV will be determined as of the close of the next day the NYSE is open for trading.

PURCHASE OF FUND SHARES

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

MINIMUM INVESTMENT	$2,000	$100
$50 via the Automatic Investment
Plan

BY MAIL	Complete and sign the Account	Send your check along with the
Regular Mail:	Application.	Invest by Mail form detached from
Nicholas Funds		your confirmation statement.
c/o U.S. Bancorp Fund Services, LLC	Make your check payable to
P.O. Box 2944	Nicholas Funds.	Send your check payable to Nicholas
Milwaukee, Wisconsin 53201-2944		Funds with your account number in
the memo field.
Overnight Mail:
Nicholas Funds
c/o U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

BY INTERNET –	You may not make an initial	Visit www.nicholasfunds.com and
www.nicholasfunds.com	purchase of Fund shares via the	click on "Account Access" to
The Fund must have bank instructions on	internet.	purchase or exchange shares from
file to purchase Fund shares this way.		another fund in the Nicholas
complex.

BY TELEPHONE – 800-544-6547	You may not make an initial	Call the Fund's transfer agent, U.S.
414-276-0535	purchase of Fund shares via the	Bancorp Fund Services LLC, during
The Fund must have bank instructions on	telephone.	business hours (8:00 A.M. to 7:00
file to purchase Fund shares this way.		P.M. Central Time).

Telephone calls will be recorded.

BY WIRE	Call U.S. Bancorp to notify	Call U.S. Bancorp to notify
U.S. Bank, N.A.	800-544-6547 or	800-544-6547 or 414-276-0535.
ABA 075000022	414-276-0535, then promptly
U.S. Bancorp Fund Services, LLC	complete and send in an
Account 112-952-137	Account Application.
Nicholas Liberty Fund
(shareholder account number)
(shareholder registration)

AUTOMATIC INVESTMENT PLAN		Contact the Fund for additional
U.S. Bancorp		information.
800-544-6547 or 414-276-0535

OTHER INFORMATION ABOUT PURCHASING FUND SHARES

     Your application to purchase Fund shares must be in proper order to be accepted may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Once your purchase order has been accepted, you may not cancel or revoke it. All purchase orders must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. To prevent check fraud, cashiers checks, third-party checks, Treasury checks, credit card checks, starter checks and money orders will not be accepted. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds or your Automated Clearing House ("ACH") transfer does not clear. The Fund will not accept purchase or exchange orders under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

     In compliance with the USA Patriot Act of 2001, please note that the transfer agent, U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted as a permanent street address. Please contact U.S. Bancorp (800-544-6547 or 414-276-0535) if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within 5 business days if clarifying information or documentation is not received.

     You should be aware that deposit of purchase and exchange requests in the mail or with other independent delivery services does not constitute receipt by U.S. Bancorp or the Fund.

Only bank accounts held at domestic financial institutions that are ACH members may be used for telephone or internet transactions. The ability to perform internet and telephone transactions will become effective approximately 15 business days after an application including bank instructions or a change of account options request to add or change bank instructions is received.

     During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone purchases and exchanges. If you are unable to perform your transaction via the internet or by telephone, you may purchase and exchange Fund shares by delivering the request in person or by mail.

The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. If you are making an initial investment by wire, you must first complete and return to the appropriate address an Account Application. No account services will be established until the completed application has been received.

Purchase of shares will be made in full and fractional shares computed to three decimal places.

Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum. The Fund's transfer agent may charge an activity fee for certain requests, including but not limited to, requesting stop payment on a redemption check and overnight delivery of redemption proceeds.

     The Fund will not issue certificates representing Fund shares. Written confirmations are issued for all purchases of Fund shares.

REDEMPTION AND EXCHANGE OF FUND SHARES

BY MAIL	Written redemption and exchange requests must include the
Regular Mail:	name of the Fund, the account number(s), the amount of
Nicholas Funds	money or number of shares being redeemed or exchanged,
c/o U.S. Bancorp Fund Services, LLC	the name(s) on the account(s) and the signature(s) of each
P.O. Box 2944	registered account holder. If an account registration is
Milwaukee, Wisconsin 53201-2944	individual, joint tenants, sole proprietorship, custodial
(Uniform Transfer to Minors Act), or general partners, the
Overnight Mail:	written request must be signed exactly as the account is
Nicholas Funds	registered. If the account is owned jointly, all owners must
c/o U.S. Bancorp Fund Services, LLC	sign.
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

BY INTERNET – www.nicholasfunds.com	Visit www.nicholasfunds.com and click on "Account
The Fund must have bank instructions on file to	Access" to redeem or exchange shares to another fund in
redeem Fund shares this way.	the Nicholas complex.

BY TELEPHONE – 800-544-6547	Call the Fund's transfer agent, U.S. Bancorp, during
414-276-0535	business hours (8:00 A.M. to 7:00 P.M. Central Time).

Telephone calls will be recorded.

BY WIRE – 800-544-6547	Call U.S. Bancorp to request wire redemptions.
414-276-0535

SYSTEMATIC WITHDRAWAL PLAN	Contact the Fund for additional information.
U.S. Bancorp
800-544-6547 or 414-276-0535

OTHER INFORMATION ABOUT REDEEMING AND EXCHANGING FUND SHARES

     All redemptions and exchanges will be processed immediately upon receipt and written confirmations will be issued for all redemptions and exchanges of Fund shares. Once your redemption or exchange order has been accepted, you may not cancel or revoke it. Redemptions of Fund shares held six months or less will be charged a 0.25% redemption fee. This fee is paid to the Fund rather than the Fund's Adviser, and is designed to offset the market impact and other costs associated with fluctuations in fund assets levels and cash flow caused by short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through the reinvestment of dividends and distributions. The Fund reserves the right to waive the redemption fee.

     The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time payment will be made.

     You may instruct U.S. Bancorp to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. Proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. The transfer agent charges a $15 wire redemption fee. In addition, proceeds also may be electronically transferred through the ACH to a pre-authorized account at no cost. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.

You can redeem and exchange your shares by internet or telephone unless you decline this option in writing.

     During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone redemptions and exchanges. If you are unable to perform your transactions via the internet or by telephone, you may redeem or exchange your shares by delivering the request in person or by mail.

     Procedures for redeeming and exchanging Fund shares by internet or telephone may be modified or terminated at any time by the Fund or its transfer agent. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. Neither the Fund nor its transfer agent will be liable for following instructions communicated by the internet or telephone which they reasonably believe to be genuine. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

     You may not fax your redemption or exchange request. The Fund will return and not process requests that contain restrictions as to the time or date redemptions and exchanges are to be effected.

     The Fund may require additional supporting documents for redemptions and exchanges made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption or exchange request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

For federal income tax purposes, redemptions and exchanges generally are treated as a sale of the shares being redeemed or exchanged. You may recognize a capital gain or loss equal to the difference between the redemption or exchange price and your cost basis for the shares being redeemed or exchanged. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information. If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees. IRA redemptions may not be conducted using the internet.

Nicholas Company, Inc. is the adviser to the following funds which you may conduct exchange transactions with and which have investment objectives and net assets as noted below:

		Net Assets at
Fund	Investment Objective	December 31, 2004
Nicholas Fund, Inc.	Long-term growth	$2,503,555,348
Nicholas II, Inc.	Long-term growth	556,894,076
Nicholas Limited
Edition, Inc. (1)	Long-term growth	158,744,668
Nicholas Equity	Reasonable income; Moderate long-term
Income Fund, Inc.	growth as a secondary consideration	27,147,149
Nicholas High	High current income consistent with the
Income Fund, Inc.	preservation and conservation of capital
	value	114,614,919
Nicholas Money	High level of current income as is consistent
Market Fund, Inc.	with preserving capital and liquidity	90,082,936

(1)	You should be aware that Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

     If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met, with the exception that if you were a shareholder of any of the Nicholas funds detailed above as of March 1, 2005, you may qualify to exchange into the Class I shares of Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc. and Nicholas High Income Fund, Inc. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received and your Nicholas Money Market Fund, Inc. shares will be issued. However, on days when the Federal Reserve Banks are closed, the Nicholas Money Market Fund, Inc. is unable to invest your exchanged amount; therefore you will not receive interest for this one-day period.

     If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

     A signature guarantee helps protect the Fund and shareholders against fraud. A signature guarantee of each owner is required in the following situations:

  if you change or transfer the registration of your account if you change the bank account of record for your account
  if you opted out of telephone or internet privileges and would like to re-establish these on your account when you want the redemption proceeds sent to a different address than is registered on the account if the redemption proceeds are to be made payable to someone other than the account owner(s)
  any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund if a change of address request has been received by the Fund or its transfer agent within 15 days of a redemption request for redemption requests of $100,000 or more

     Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor. The Fund may waive or modify any signature guarantee requirements at any time.

     If you are uncertain about what documents or instructions are necessary in order to redeem and exchange shares, please write or call U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting a request. A redemption or exchange request will not become effective until all documents are received in proper order.

USE OF A PROCESSING INTERMEDIARY TO

PURCHASE AND REDEEM FUND SHARES

You can purchase and redeem shares of the Fund through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). Certain Processing Intermediaries are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. If you invest in the Fund through a Processing Intermediary, the Processing Intermediary rather than you may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase or a redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem Fund shares directly through the Fund without a redemption charge.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     Frequent purchases and sales of fund shares may affect shareholders in various ways. Depending on various factors, including but not limited to, the size of the fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may disrupt the efficient management of the fund's portfolio, may impact fund performance and may increase brokerage, administrative and other expenses. The Fund reserves the right to reject any purchase request, including exchange requests from other Nicholas Funds, if the Fund regards the request as disruptive or if the Fund deems the request to have the potential to be disruptive. However, the Fund cannot ensure that its efforts will eliminate all risks of market timing.

     Certain types of funds are particularly susceptible to market timing activity, including international and small-cap funds. This is due to the relative illiquidity and volatility of their holdings. The Fund primarily invests in the securities of domestic corporations of all market capitalizations. To the extent that the Fund invests in international securities and small capitalization entities in amounts that are material, the Fund may be at greater risk for attempted market timing activity than funds that do not invest in international securities or corporations with small capitalizations.

     The Fund discourages disruptive trading in Fund shares for abusive purposes in accordance with the policies and procedures adopted by the Fund’s Board of Directors, which are reasonably designed to detect and discourage disruptive trading. These policies and procedures apply to any account, whether an individual account or an account referred to as an “omnibus account” where a financial intermediary holds Fund shares for a number of its customers in one account. Because there is currently no generally applied standard in the marketplace as to what level of trading activity is abusive, the Board of Directors elected not to adopt rigid rules specifying what activity is abusive or how suspected abusive activity will be addressed. In adopting the Fund’s policies and procedures, the Board of Directors determined that it would be in the best interests of shareholders to provide flexibility in dealing with such activities.

     Under the Fund’s policies and procedures, the Fund currently uses various methods to deter disruptive activity in both individual and omnibus accounts, including but not limited to, selective monitoring of trading activity and undertaking preventive action designed to discourage and preclude disruptive traders from entering the Fund. We may consider trading in the Fund's shares to be disruptive if we detect one or more of the following in an account:

*	Shares traded out of the Fund within a short period of time after the shares were purchased;

*	Two or more purchases and redemptions are made within a short period of time;

*	A series of transactions within the Fund that is indicative of a timing pattern or strategy; or

*	One or more large trades relative to the Fund’s overall size.

     The Fund reserves the right to take responsive action to trading activity deemed disruptive by the Fund’s compliance committee, even though such trades may not fall into one or more of these categories.

     In connection with our review of suspected disruptive trading, we may, at our option, contact the individual or entity or the financial intermediary believed to be engaged in or to have facilitated such trading. If we reasonably believe that the trading was disruptive, we will ask that investor or financial intermediary to refrain from such activity in the future. In addition, the investor or financial intermediary may be restricted from future purchases into the Fund and may also be restricted from future purchases of shares offered by any of the funds in the Nicholas fund complex.

     In determining what action to take with respect to suspected disruptive trading activity, the Fund will act in a manner that is consistent with the best interests of the Fund’s shareholders by making independent assessments of instances or patterns of potentially improper conduct in a manner consistent with the policies and procedures approved by the Board of Directors.

     While the Fund does not accommodate market timing activities engaged in for abusive purposes, the methods used by the Fund to deter and detect market timing activities involve judgments that are inherently subjective and our response to potentially disruptive trading activity may not be uniform. This means that the Fund may not take remedial action against investors detected engaging in a disruptive trade for reasons believed by the Fund to be legitimate and non-abusive. Examples of legitimate trading activities include, but may not be limited to, asset allocation, dollar cost averaging, emergency liquidations, estate planning measures or similar activities that may nonetheless arguably result in disruptive trading of Fund shares.

     There is a risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent abusive market timing activities. For example, it may be difficult for the Fund to identify such activities engaged in by investors through the use of omnibus accounts administered by financial intermediaries who transmit purchase, exchange, or redemption orders to the Fund on behalf of their customers who are the beneficial owners. Short-term trading by these investors is likely to go undetected by the Fund.

     If the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, because the Fund has not adopted specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from excessive or disruptive trading of Fund shares, even when the trading is not for abusive purposes.

TRANSFER OF FUND SHARES

     You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting any transfer requests.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain.

     For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions generally will be made annually in December. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

     At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder's account. U.S. Bancorp will notify you of the number of shares purchased and the price following each reinvestment period.

     You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to U.S. Bancorp. The Fund's transfer agent must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

SYSTEMATIC WITHDRAWAL PLAN

     If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. U.S. Bancorp reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Fund's transfer agent may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS

     If you are eligible, you may set up one or more tax deferred accounts. A contribution to certain of these plans also may be tax deductible. The Fund offers the following tax deferred accounts: traditional, Roth, SEP and SIMPLE IRAs; a Master Retirement Plan for self-employed individuals and partnerships; and Coverdell Savings Accounts for qualified education expenses for children under 18. A description of applicable service fees and application forms are available upon request from the Fund. These documents also contain a Disclosure Statement, which the IRS requires to be furnished to individuals who are considering adopting these plans. It is important that you obtain up-to-date information from the Fund before opening a tax deferred account. Investors should consult with their tax adviser or legal counsel before investing in a tax deferred account.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. There can be no assurance that the Fund’s policies with respect to information about its portfolio securities will be effective or protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information. The Fund's complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund's portfolio composition is also posted to the Fund's website at www.nicholasfunds.com under the heading "Quarterly Factsheet" generally 10 days or more following a calendar quarter end. This summary composition may include the Fund's top ten holdings and a breakdown by sector.

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
414-272-6133 or 800-227-5987
Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547
Custodian
U.S. BANK N.A.
Cincinnati, Ohio
Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

FOR MORE INFORMATION ABOUT THE FUND:

The Fund's Statement of Additional Information ("SAI"), dated April 30, 2005, contains more detailed information on all aspects of Nicholas Liberty Fund, and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semiannual Report to Shareholders. The Fund's Annual Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To request a free copy of the current Annual/Semiannual Report to Shareholders or SAI, or to make shareholder inquiries, please write or call: Nicholas Family of Funds, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Along with the Fund's Annual/Semiannual Report and SAI, additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

In addition, you can review and copy the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund also are available on the SEC's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current price of the Fund's shares from an on-line computer service, you can do so by using the ticker symbol "NLBTX" or the CUSIP number 65373R201.

Investment Company Act File No. 811-10531

NICHOLAS LIBERTY FUND

STATEMENT OF ADDITIONAL INFORMATION

700 North Water Street
Milwaukee, Wisconsin 53202
414-272-6133
800-227-5987

     This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Liberty Fund ("the Fund"), dated April 30, 2005. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended December 31, 2004, which are incorporated herein by reference. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual Report, please write or call the Fund at the address and telephone number set forth above.

NO LOAD FUND - NO SALES CHARGE BY THE FUND

Investment Adviser
NICHOLAS COMPANY, INC.

April 30, 2005

INTRODUCTION

Nicholas Liberty Fund (the "Fund") is a non-diversified series of Nicholas Family of Funds, Inc. (the "Corporation"), a Maryland corporation, and an open-end management investment company, commonly called a mutual fund, organized under the laws of the State of Maryland on October 11, 2001. The Corporation is a registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a series of an open-end investment company, the Fund obtains its assets by continuously selling shares of its common stock, $0.001 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. As a series of an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

The investment objectives and strategies of the Fund described in this Statement of Additional Information ("SAI"), supplement the investment objectives and investment strategies disclosures in the Fund's Prospectus under the caption "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS." Please read the Prospectus in conjunction with this Statement of Additional Information. Set forth below is additional information on the other Fund investment strategies and permissible investments, and their associated risks, which the Fund may use in an effort to obtain its primary objectives.

     EQUITY SECURITIES - The equity securities which may be purchased by the Fund include common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. See "Convertible Securities." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends that may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

Convertible Securities - Convertible securities may be purchased by the Fund. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

     Convertible securities have an "investment value" which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, if influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

Initial Public Offerings - The Fund also may invest in Initial Public Offerings ("IPOs") of equity securities. IPOs involve special risks because they are new issues and have not been previously publicly traded. Some of these risks include, but are not limited to, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility.

Other Investment Companies – The Fund may invest in shares of other investment companies including shares of closed-end investment companies, unit investments trusts, open-end investment companies and exchange-traded funds ("ETFs"). Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at their net asset value, but may also be traded in the secondary market. ETFs are entities that acquire and hold either: (i) shares of all the companies that are represented by a particular index in the same proportion that is represented by the indices themselves; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to parallel the performance of the entire index.

     The Fund may invest in other investment companies to the extent permitted under the 1940 Act. As noted above, investments in other investment companies involve additional fees. The purchase and sale of securities of other investment companies may include brokerage commissions. The Fund may be limited in its ability to redeem its shares of other investment companies.

Special Corporate Situation Investments - The Fund may invest in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies' equity securities. Such situations could include, among other developments, the following: a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, reorganization or the sale of a division; the spin-off of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

     In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately prior to the announcement of the situation. However, the increased market price of these securities sometimes reflects a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

     The Fund's special corporate situation investments may tend to increase its turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser attempts to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments.

     FIXED INCOME SECURITIES - The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by the Fund may include, among others: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities"); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks. The Fund has no restrictions regarding the rating or credit quality of the debt securities it may purchase or hold in its portfolio. Investors should recognize that, although securities ratings issued by Standard & Poor's Ratings Group

("S&P"), a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO's") provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed income securities and will, therefore, cause fluctuations in the net asset value per share of the Fund. Subsequent to the purchase of a fixed income security by the Fund, the ratings or credit quality of such security may deteriorate. Subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

Variable and Floating Rate Securities - Fixed income securities purchased by the Fund may include variable and floating rate securities. The interest rates payable on these securities are adjusted either at pre-designated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fund may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

Non-Investment Grade Debt Securities - The Fund may invest in both investment grade and non-investment grade debt securities. Non-investment grade debt securities (typically called "junk bonds") are securities that are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

     Companies that issue certain of these debt securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these debt securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield of the issue and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These debt securities also may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will review the credit and other characteristics pertinent to such new issues.

Zero Coupon Securities - Fixed income securities purchased by the Fund may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security to accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year.

     FOREIGN SECURITIES - Although the Fund invests principally in equity securities of U.S. companies, it may invest in equity and fixed income securities of foreign issuers, including depository receipts (such as American Depository Receipts) that represent an indirect interest in securities of foreign issuers. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, different accounting standards may be used by foreign issuers and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries.

     The purchase of securities denominated in foreign currencies will subject the value of the Fund's investments in those securities to fluctuations due to changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into foreign exchange contracts. These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The Fund will generally use foreign exchange contracts only to "lock in" the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency. Foreign exchange contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. For hedging purposes, the Fund may also use options on foreign currencies, which expose the Fund to certain risks. See "DERIVATIVE INVESTMENTS -- Options on Foreign Currency."

CASH AND CASH EQUIVALENTS - Although the Fund's primary investment objective is growth, and the Fund intends to be primarily invested in common stocks, the Fund also may invest in cash, cash equivalents and repurchase agreements. Cash and cash equivalent securities will generally be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. In addition, if the Fund's Adviser believes the market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund's position in cash or cash equivalent securities may increase. There is no limitation as to the percentage of Fund assets that may be invested in cash or cash equivalents. Certain circumstances, such as significant adverse market, economic, and political circumstances may arise in which the Fund takes a temporary defensive position. For defensive purposes, the Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Adviser deems appropriate.

Money Market Instruments - Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Fund.

Repurchase Agreements - The Fund may enter into repurchase agreements involving the types of securities which are eligible for purchase by the Fund. However, there is no limitation upon the maturity of the securities underlying the repurchase agreements. Repurchase Agreements may be utilized by the Fund in lieu of purchasing money market instruments. Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (collectively, "U.S. Government Securities") or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the

Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

     Repurchase agreements involve certain risks not associated with direct investments in debt securities. Repurchase agreements are agreements under which the Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

Reverse Repurchase Agreements – The Fund also may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase a security at an agreed-upon price, date and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal or greater to the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian. The securities subject to reverse repurchase agreements will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these agreements as borrowings under its investment restriction so long as the segregated account is properly maintained.

SHORT SALES – The Fund may engage in short sale transactions when and to the extent deemed advisable by the Adviser. Short selling involves the sale of borrowed securities in anticipation that the market price of the security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the premium and transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, the potential loss is theoretically unlimited.

     While the short sale is outstanding, the Fund is required to collateralize its obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet its margin requirements, until the short position is closed out. In general, the Fund will also be required to pledge additional cash or liquid securities to the broker as collateral for its obligations, such that the cash held by the broker and the additional pledged cash and securities equals at least 150% of the current market value of the securities sold short. Until the Fund closes its short position, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities) such that (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover the Fund's short position (known as a short sale "against-the-box"). The Fund may also cover its short position by owning the security sold short or by holding a call option on the security with a strike price no higher than the price at which the security was sold.

     The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security owned by the Fund may decline or when the Fund does not want to sell the security it owns. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Fund may purchase or sell securities on a when-issued or delayed delivery basis subject to applicable limits under the 1940 Act. In these transactions, securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future. The Fund engages in these transactions to secure an advantageous price or yield at the time of entering into the transactions. However, the value of securities purchased on a when-issued or delayed delivery basis is subject to market fluctuation such that a loss may occur if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. No dividends or interest accrues to the purchaser during the period before the settlement date. The Fund will not enter into a when-issued and delayed delivery transaction, if as a result, when-issued and delayed delivery positions which are not "covered" would exceed one-third of the value of the Fund's total assets. For this purpose, a position will be "covered" if the Fund's custodian maintains, in a segregated account for the Fund, cash and other liquid securities held by the Fund and having a value (determined daily) equal to or greater than the position.

     ILLIQUID SECURITIES - The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are those securities that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and thus, may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Corporation, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

     LENDING PORTFOLIO SECURITIES - The Fund may lend its portfolio securities to brokers, dealers and financial institutions as permitted under the 1940 Act. Currently the 1940 Act requires that the value of the loaned securities may not exceed one-third of the Fund's total net assets and loans of the portfolio securities must be fully collateralized based on the values that are marked-to-market daily. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

     A loan may be terminated by the borrower on one business day's notice, or by the Corporation on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Corporation could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Funds transactions costs. However, loans of securities will only be made to firms deemed by the Board of Directors to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

     BORROWING - The Fund may borrow money for temporary or emergency purposes, including meeting redemption requests, and for investment purposes, as permitted by the 1940 Act, and subject to the investment restrictions discussion herein. See "Investment Restrictions." Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which the monies were borrowed). Under adverse market conditions, the Fund may have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

     DERIVATIVES - The Fund may, but is not obligated to, invest in derivatives, including but not limited to, futures, forward contracts and foreign exchange contracts, options on individual securities, options on securities indices, options on foreign currency and warrants (collectively, "Derivatives"). It may do so for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less costly, quicker or more specifically focused way for the Fund to invest than "traditional" securities and currencies would. The principal derivatives transactions in which the Fund may engage are noted and described in detail below. The discussion below also provides information regarding the risks associated with those transactions and other transactions in derivatives in which the Fund may engage, as well as the risk of derivatives generally and use of options on securities indices.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund's portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

Derivatives may be purchased on established exchanges or over-the-counter through privately negotiated transactions. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counter party to such derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counter party credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counter party will default. Accordingly, the Investment Adviser will consider the creditworthiness of counter parties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures contracts – The Fund may purchase futures contracts for securities and currencies. Futures contracts are exchange-traded agreements to buy or sell a security or a basket of securities at a specified price at a future date unless the contract is closed before the delivery date. The Fund also may enter into closing purchase and sale transactions with respect to these futures contracts. The Fund will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the Fund must be traded on U.S. exchanges or boards of trade licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges, and the Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC.

When securities prices are falling, the Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, the Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. The Funds can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Fund's futures contracts on securities and currencies will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent the Fund enters into a futures contract, it will maintain a segregated account with its custodian bank, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures contracts.

Forward contracts and foreign exchange contracts - The Fund is authorized to enter into forward contracts and foreign exchange contracts. A forward contract is a legal contract between two parties to purchase and sell a specific quantity of a financial instrument, such as a Government security, at a price specified at the time of the contract with delivery at a specified future date. Forward contracts generally lack liquidity and there is a risk of default by the counter party. To mitigate the risk of forward contracts, the Fund monitors the credit worthiness of the counter party. Foreign exchange contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A foreign exchange contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a foreign exchange contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed income security of a foreign issuer (a "foreign security"), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received ("transaction hedging"), or during the time the Fund holds the foreign security ("position hedging"). Hedging against a decline in the value of a currency through the use of foreign exchange contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. If the Fund enters into a "position hedging transaction," which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Fund's custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Fund's commitments with respect to such contracts. Foreign exchange contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

Options on securities - The Fund may purchase call and put options on securities to seek capital appreciation or for hedging purposes. The Fund may also write and sell covered call and put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

     A call option written by the Fund is "covered" if the Fund owns the underlying security or holds related securities (i.e., securities whose price movements correlate to the price movements of the securities underlying the option) during the term of the option. By writing a covered call option, the Fund foregoes the opportunity to realize any appreciation in the market price of the underlying security above the exercise price and incurs the risk of having to continue to hold a security that it might otherwise have subsequently determined to sell based on investment considerations. A put option written by the Fund is "covered" (i) if the Fund maintains at all times cash, U.S. Government Securities or other liquid securities having a value equal to the option exercise price in a segregated account with the Fund's custodian, (ii) by segregating an equal value of such liquid securities on the Fund's books, or (iii) if the Fund has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund. By writing a put option, the Fund is exposed to the risk, during the term of the option, of a decline in the price of the underlying security, which the Fund would be required to purchase at a higher price.

     After the Fund has written an option, it may close out its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

     The Fund may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counter party credit risk, legal risk and operations risk. Other derivative instruments written by broker-dealers, which may be utilized by the Fund, include derivative instruments that are both consistent with the Fund's investment objective and legally permissible for the Fund. The risks of such derivative instruments include market risk, liquidity risk, counter party credit risk, legal risk and operations risk. Synthetic options transactions and transactions involving other derivative instruments are deemed to be subject to the Fund's limitation on the purchase of illiquid securities.

     Options transactions may be effected on securities exchanges or in the over-the-counter market. The Fund's over-the-counter options positions may be of the American or the European variety. The holder may exercise an American style option at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, the Fund bears the risk that the counter party that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter options, which could result in losses to the Fund. Options transactions that are effected in the over-the-counter market are subject to the Fund's limitation on the purchase of illiquid securities.

Options on securities indices - The Fund may purchase and may write and sell call and put options on stock indices (such as the S&P 500 Index) listed on national securities exchanges or traded in the over-the-counter market for hedging purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options to hedge the Fund's investment positions will depend upon the extent to which price movements of securities held by the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     A put option on an index may be purchased to hedge against a general decline in the stock market or in a particular market segment or industry. A call option on an index may be purchased in an attempt to reduce the risk of missing a general market advance or an increase in the prices of securities within a particular market segment or industry.

     Put and call options on stock indices written by the Fund must be "covered." A call option on an index written by the Fund will be covered if the Fund segregates in a separate account with its custodian cash, U.S. Government Securities or other liquid securities with a value equal to its obligations under the option or segregates an equal value of such liquid securities on the Fund's books. A put option written on an index will be "covered" (i)

if the Fund maintains cash, U.S. Government Securities or other liquid securities with a value equal to the exercise price of the option in a segregated account with its custodian, (ii) segregates an equal amount of such liquid securities on the Fund's books, or (iii) if the Fund has bought and holds a put on the same index (and in the same amount) where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     The purchase and sale of options on securities indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with securities options. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of securities included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, the Fund would not be able to close out options that it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Fund's policy to purchase options only on indices that include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until in the opinion of the Adviser the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on securities.

Options on foreign currencies - The Fund may write and purchase covered put and call options on foreign currencies. The Fund may engage in these transactions for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or in the U.S. dollar of dividends or interest expected to be received on those securities. These transactions may also be used to protect against increases in the U.S. dollar cost of securities to be acquired by the Fund. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Certain options on foreign currencies are traded on the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange traded currency options.

Swaps - The Fund is authorized to participate in other derivative transactions. The Fund may take advantage of opportunities in the area of swaps, swaptions and certain other customized derivative instruments (provided such other instruments are used in a manner consistent with the Fund's investment objectives and investment restrictions).

     A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or "notional" amount. Swaps in which the Fund may participate generally can be classified as interest rate swaps, currency swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund's investment exposure to the particular interest rate, currency or equity involved. A swaption is an option entitling one party to enter into a swap agreement with a counter party. In addition to swaps and swaptions, the Fund may become a party to various other customized derivative instruments entitling the counter party to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, swaptions and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counter party credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.

Future Developments – The Fund may take advantage of opportunities in the area of options, futures, options on futures and any other derivative instruments that are not presently contemplated for use by the Fund or that are not currently available, but which may be developed, to the extent such opportunities are consistent with the Fund's investment goals and legally permissible for the Fund.

     LIMITED DIVERSIFICATION - As a "non-diversified" investment company, the Fund is not subject to the provisions of the 1940 Act that otherwise would limit the percentage of its assets that may be invested in the securities of a single issuer. However, the Fund intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). Under these requirements, at the end of each quarter of the Fund's taxable year, at least 50% of the market value of the Fund's total assets must be invested in cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited (for purposes of this calculation) to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer.

     Under the Fund's policies, a relatively high percentage of its assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector. The Fund's portfolio may therefore be more susceptible to any single economic, political or regulatory occurrence and may be more volatile than the portfolio securities of a "diversified" investment company. Therefore, an investment in the Fund involves greater risks than an investment in a "diversified" investment company.

PORTFOLIO TURNOVER - The portfolio turnover rate is a measure of portfolio activity. The Fund will sell portfolio securities when the Adviser believes an investment has reached its maximum potential or no longer meets the Adviser's selection criteria. In addition, the Fund may purchase securities in anticipation of short-term gains. Short-term transactions also could result from liquidity needs, interest rate fluctuations or other economic conditions not foreseen at the time of investment. Because of the non-diversified status of the Fund and the factors discussed above, the Fund may have a high portfolio turnover rate - 100% or more. A high portfolio turnover rate may result in increased transaction costs, such as brokerage fees, which may offset the Fund's performance gains. High portfolio turnover also may result in higher taxable income for portfolio shareholders.

For the year ended December 31, 2004, the turnover rate for the Fund was 49.38% compared to 89.33% for the year ended December 31, 2003. The portfolio turnover rate for the Fund declined during the year ended December 31, 2004 due to a number of factors, including general conditions in the securities markets which made it more desirable to hold portfolio investments, the decrease in the IPO market and decreased market volatility.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

INVESTMENT RESTRICTIONS

     The Fund has adopted various investment restrictions on its investment activities. Certain of these are fundamental policies, which cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting shares. For the Fund to alter a fundamental policy requires the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

Under its fundamental policies, the Fund may not:

1.	Purchase or sell commodities, except that the Fund may purchase and sell futures contract on financial instruments, foreign currency and options on foreign currency and may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities.

2.	Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

3.	Issue senior securities as defined by the 1940 Act or borrow money, except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from purchasing or selling securities on a when- issued or delayed-delivery basis, or entering into repurchase agreements, lending portfolio securities, selling securities short, or writing covered put and call options on securities, stock indices and foreign currencies, in each case in accordance with such investment policies as may be adopted by the Board of Directors.

4.	Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.	Make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities subject to the applicable percent of net assets limits prescribed by the 1940 Act, currently an amount not exceeding 33 % of the value of the Fund's total assets.

     The Fund has adopted the following additional investment restrictions which are not fundamental and may be changed by the Board of Directors. Under these restrictions, the Fund may not:

1.	Invest in the securities of a company for the purpose of exercising management or control; however, this shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

2.	Pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

3.	Purchase securities which are illiquid, including repurchase agreements maturing in more than seven days, if as a result more than 15% of the value of the Fund's net assets would be so invested.

4.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

5.	In accordance with fundamental policy No. 3, issue senior securities or borrow money in excess of 33 1/3% of the Fund's total assets at the time of issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the borrowed amount) for temporary purposes. The Fund may borrow from banks for temporary or emergency purposes (such as meeting redemption requests) and for investment purposes.

6.	Concentrate its investments in any particular industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, and any exemptive relief obtained by the Fund.

The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

Disclosure of Portfolio Holdings

     The Fund's Board of Directors has approved policies and procedures developed by the Adviser governing the disclosure of the Fund's portfolio holdings. The policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of Fund shareholders and consistent with applicable law. In addition, the Fund’s polices and procedures are designed to appropriately address the potential for conflicts of interest. There can be no assurance that the policy on portfolio holdings disclosure will be effective in protecting the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

     The policy and procedures generally prohibit the disclosure of the Fund's portfolio schedule until it has been made available to the public through regulatory filing with the Securities and Exchange Commission ("SEC") or posted to the Fund's website. The Fund's complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund's portfolio composition is also posted to the Fund's website at www.nicholasfunds.com under the heading "Quarterly Factsheet" generally 10 days or more following a calendar quarter end. This summary composition may include the Fund's top ten holdings and a breakdown by sector.

     The policy and procedures provide for certain exceptions to the portfolio holdings release policy described above where (i) disclosures are made for legitimate business purposes, (ii) recipients are subject to a duty of confidentiality and (iii) recipients are subject to a duty to refrain from trading based on the disclosed information or otherwise using the information except as necessary in providing services to the Fund. At the time, the Fund has ongoing arrangements for the disclosure of portfolio holdings for legitimate business purposes with:

1.	Designated employees of the Fund's Adviser in the course of performing daily operations of the Fund, including but not limited to, portfolio analysis, accounting and administration, who receive such information daily.

2.	Various service providers that require such information in order to assist the Fund with its operations: the Fund's custodian, currently U.S. Bank N.A., independent registered public accounting firm, currently Deloitte & Touche LLP, legal counsel, currently Michael Best & Friedrich LLP, and proxy voting service, currently Investor Responsibility Research Center, Inc. U.S. Bank N.A and Investor Responsibility Research Center, Inc. receive such information on a daily bases, while Deloitte & Touche LLP and Michael Best & Friedrich LLP receive such information as necessary in connection with professional services provided to the Fund.

3.	Financial printers in connection with the printing of Fund publications for distribution to shareholders. Information is provided to printers as soon as practicable after completion of a required reporting period or a reasonable period before a publication target date.

4.	Portfolio analysis services: Bloomberg and Factset. Such information is provided daily.

5.	Rating and ranking organizations in connection with those firms' research on and classification of the Fund and in order to gather information about how the Fund attributes (such as turnover and industry and sector diversification) compare with those of peer funds, currently provided within 15 days of month-end: Lipper Inc., Morningstar, Standard & Poors, Thomson Financial and Vickers.

     The Adviser's compliance committee, which is comprised of the Chief Compliance Officer and members of the Adviser’s compliance committee designated by the Chief Compliance Officer, have the authority to authorize portfolio disclosures to other third-party service providers not included herein, such as, rating and ranking organizations and intermediaries that may distribute the Fund's shares. Each initial disclosure to an entity or organization of the Fund's portfolio holdings must be authorized by the Chief Compliance Officer or a member of the Adviser’s compliance committee designated by the Chief Compliance Officer in accordance with policies and procedures adopted by the Adviser designed to ensure compliance with the Investment Company Act and the Investment Advisor's Act of 1940.

     The Fund and its Adviser do not receive compensation or other consideration relating to the disclosure of information about the Fund's portfolio securities.

     The Fund's Board of Directors will review this policy periodically as part of its ongoing oversight of the Fund's compliance program in addition to receiving periodic reports from the Chief Compliance Officer as to the disclosures made under this policy. The Adviser’s compliance committee will review compliance with and the effectiveness of the policies and procedures on an ongoing basis.

THE FUND'S INVESTMENT ADVISER

Nicholas Company, Inc. (the "Adviser"), located at 700 North Water Street, Milwaukee, Wisconsin 53202, is the investment adviser for the Fund, pursuant to the terms of an Investment Advisory Agreement by and between the Adviser and the Corporation, on behalf of the Fund. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Corporation's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to six other mutual funds and to numerous institutions and individuals with substantial investment portfolios. The six other funds it advises are Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc., Nicholas High Income Fund, Inc. and Nicholas Money Market Fund, Inc.

The annual fee paid to the Adviser consists of a Base Fee and Performance Fee, is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The Fund's Base fee is 1.50% of the Fund's average net assets. For each month subsequent to the end of the first full twelve months of operations, the Performance Fee payable to the adviser shall be calculated as (i) a positive 25% of the difference between the Fund's average annual total return and the average annual total return of the Standard & Poor's 500 Index (the "Index"), when the Fund's average annual total return exceeds that of the Index, or (ii) a negative 25% of the difference between the average annual total return of the Index and the Fund's average annual total return, when the Index's average annual total return exceeds that of the Fund. The first twelve months of operations of the Fund shall commence as of the first day of the month following the month in which the Fund commenced operations. For each month subsequent to the first full twelve months of operations, the

Performance Fee shall be computed as noted herein using the average annual total return of the Fund and the Index as measured for each from the inception date of the Fund (the "Performance Period"). Once the Fund has had five full years of continuous operations, as measured from the first full month of operations, the Performance Fee shall be computed as noted herein based on the difference between the Fund’s average annual total return and the average annual total return of the Index using a five-year monthly rolling average as the Performance Period. The maximum or minimum Performance Fee adjustment, if any, will be 0.75% annually. For example, assuming after the Fund has had 12 full months of continuous operations, the Fund's average annual total return was 10% and the average annual total return of the benchmark over the prior 12 months was 8%, the Performance Fee adjustment would be 0.50% . Conversely, if the Fund's average annual total return over the period was 8% and the index average annual total return over the period was 10%, the Performance Fee adjustment would be (0.50)% . After it determines any Performance Fee adjustment, the Adviser will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Performance Fee adjustment by the average daily net asset value of the Fund during the Performance Period and dividing that number by the number of days in the calendar year. The Adviser may, at its discretion, taking into account fee waivers and expense limitations forego the monthly payment of the advisory fee and accept payment on at least an annual basis.

Pursuant to an Investment Advisory Agreement with the Corporation, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). However, pursuant to the

Investment Advisory Agreement, the Adviser may charge the Fund for certain costs incurred by it in connection with providing the same as well as for certain other administrative services provided to the Fund, subject to prior approval of the Board of Directors of the Fund. The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Other operating expenses that the Fund is required to pay under the Investment Advisory Agreement include accounting and administrative services provided to the Fund by the Adviser. Generally, the Adviser has waived these expenses and generally has not been paid by the Fund for providing such services. The Board of Directors, including a majority of the independent directors, considered a proposal by the Adviser providing for the payment for accounting and administrative services provided by the Adviser during future periods in accordance with the terms of the Investment Advisory Agreement. In reviewing the proposal, the Board of Directors considered a number of factors, including the terms of the Investment Advisory Agreement, the quality of services provided by the Adviser, the costs to the Fund of obtaining such services from third parties, and the best interests of the shareholders. In addition, the Board considered the reasonableness of the payments to be made for such services to be the greater of (i) $50,000 annually or (ii) five basis points, on an annual basis, of the average daily net asset value as determined by valuations made at the close of each business day, up to and including $2 billion of the Fund's net asset value and three basis points of the Fund's net asset value greater than $2 billion, to be paid to the Adviser generally on a monthly basis. The Board of Directors determined that it was cost effective and in the shareholders' best interest that the Adviser continue to provide such accounting and administrative services, and agreed that the Fund would pay the Adviser, in accordance with the Investment Advisory Agreement and subject to the payment guidelines set forth in a resolution unanimously adopted by the Board of Directors, for the provision of accounting and administrative services by the Adviser. In reaching its decision, the Board of Directors concluded that the payment of the Adviser for providing such services, subject to the guidelines, was reasonable given the Fund's obligations under the Investment Advisory Agreement, the quantity and quality of services provided by the Adviser, the cost of obtaining the services from a third party, and the interests of the shareholders in quality, continuity and efficiency. Also included as operating expenses which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or directors having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

     The Adviser has agreed to voluntarily absorb certain non-management fee Fund operating expenses in excess of 0.20% of the average net assets on an annual basis. As a result of such absorption, the Fund's total return will be higher than if the expenses were paid by the Fund. As of December 31, 2004, total net assets of the Fund were $7,872,755. During the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid the Adviser an aggregate of $42,967 (after a waiver from the Adviser of $57,217 which represents the non-management fee expenses in excess of ..20% of average net assets for the year), $51,460 (after a waiver of $30,960) and $24,685 (after a waiver of $22,481), respectively, in fees.

The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

David O. Nicholas is the President and a Director of the Corporation and President, Chief Investment Officer and a Director of the Adviser. Jeffrey T. May is a Senior Vice-President, Secretary, Treasurer and Chief Compliance Officer of the Corporation and Senior Vice-President, Treasurer and Chief Compliance Officer of the Adviser. Mark J. Giese is the Portfolio Manager and a Senior Vice-President of the Corporation and a Vice-President of the Adviser.

MANAGEMENT – DIRECTORS AND EXECUTIVE OFFICERS OF

THE CORPORATION AND PORTFOLIO MANAGER OF THE FUND

The officers of the Fund under the control and direction of its Board of Directors conduct the overall operations of the Fund. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of March 31, 2005: Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
		Office and		in Fund	Other
	Positions	Length of		Complex	Directorships
	Held	Time	Principal Occupations	Overseen	Held by
Name and Age	With Fund	Served	During Past 5 Years	by Director	Director

INTERESTED
DIRECTORS
David O. Nicholas, 43 (1)	Director and	(2), (3)	President, Chief	4	None
	President		Investment Officer and
Director, Nicholas
Company, Inc., the
Adviser to the Fund and
employed by the Adviser
since 1986. He has been
Portfolio Manager for, and
primarily responsible for
the day-to-day
management of the
portfolios of Nicholas II,
Inc. and Nicholas Limited
Edition, Inc. since March
1993. He also has been
Co-Portfolio Manager of
the Nicholas Fund, Inc.
since November 1996,
Nicholas High Income
Fund, Inc. since April
2001and Nicholas Equity
Income Fund, Inc. since
July 2001. He is a
Chartered Financial
Analyst.

Number of
		Term of		Portfolios
		Office and		in Fund	Other
	Positions	Length of		Complex	Directorships
	Held	Time	Principal Occupations	Overseen	Held by
Name and Age	With Fund	Served	During Past 5 Years	by Director	Director

DISINTERESTED
DIRECTORS
Timothy P. Reiland, 48	Director	(2), (3)	Private Investor, Chairman	6	None
and Chief Financial
Officer, Musicnotes, Inc.,
October 2001 to Present.
Investment Analyst from
1986 to October 2001,
Tucker Anthony
Incorporated, a brokerage
firm, for its division
Tucker Anthony Cleary
Gull. Prior to its
acquisition by Tucker
Anthony in November
1998, Cleary Gull was
known as Cleary Gull
Reiland & McDevitt Inc.
He is a Chartered
Financial Analyst.

Jay H. Robertson, 53	Director	(2), (3)	Private Investor, April	7	None
2000 to present.
Chairman of the Board,
Robertson-Ryan and
Associates, Inc., an
insurance brokerage firm
from 1993 to March 2000.

OFFICERS
Jeffrey T. May, 48	Senior Vice	Annual, (3)	Senior Vice President,	N/A	N/A
	President,		Treasurer and Chief
	Secretary,		Compliance Officer of
	Treasurer		Nicholas Company, Inc.,
	and Chief		the Adviser to the Fund
	Compliance		and employed by the
	Officer		Adviser since 1987. He is
Portfolio Manager for
Nicholas Money Market
Fund, Inc. He is a
Certified Public
Accountant.

Number of
		Term of		Portfolios
		Office and		in Fund	Other
	Positions	Length of		Complex	Directorships
	Held	Time	Principal Occupations	Overseen	Held by
Name and Age	With Fund	Served	During Past 5 Years	by Director	Director
Mark J. Giese, 34	Senior Vice	Annual, (3)	Vice President of Nicholas	N/A	N/A
	President		Company, Inc., the
	and		Adviser to the Fund, and
	Portfolio		employed by the Adviser
	Manager		since 1994. He is a
Certified Public
Accountant and a
Chartered Financial
Analyst.

(1)	Mr. David O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act because Mr. Nicholas also is Chief Investment Officer, President and a Director of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Corporation.

(3)	Each director and officer has served in such capacity since the Fund commenced operations on November 30, 2001.

See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Corporation as of December 31, 2004. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises and are overseen by such director as of December 31, 2004.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Director in
Name of Director	Securities in the Fund	Family of Investment Companies

David O. Nicholas	Over $100,000	Over $100,000
Timothy P. Reiland	Over $100,000	Over $100,000
Jay H. Robertson	$50,001 - $100,000	Over $100,000

The Investment Advisory Agreement between the Fund and the Corporation states that the Fund shall pay the fees of directors who are not interested persons of Nicholas Liberty Fund. The amount of such fees is subject to increase or decrease at any time.

The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended December 31, 2004. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its Investment Advisory Agreement with the Fund.

			Estimated
	Aggregate	Pension or Retirement	Annual Benefits	Total Compensation
	Compensation	Benefits Accrued As	Upon	From Fund and Fund
Name	From the Fund (1)	Part of Fund Expenses	Retirement	Complex Paid to Directors (1)

David O. Nicholas	$0	$0	$0	$0
Timothy P. Reiland	1,200	0	0	16,450

Jay H. Robertson (2)	1,200	0	0	19,250

(1)	During the fiscal year ended December 31, 2004, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as their investment adviser, namely Nicholas Fund, Inc., Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas High Income Fund, Inc. and Nicholas Money Market Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of meeting attendance fees. During the fiscal year ended December 31, 2004, the Fund compensated the disinterested directors at a rate of $300 per director per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended December 31, 2004.

All other directors and officers of the Fund were compensated by the Adviser in accordance with its Investment Advisory Agreement.

(2)	Mr. David O. Nicholas also is a member of the Board of Directors of Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas High Income Fund, Inc. Mr. Jay H. Robertson also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc., Nicholas High Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. Timothy P. Reiland also is a member of the Board of Directors of Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc., Nicholas High Income Fund, Inc. and Nicholas Money Market Fund, Inc.

During 2002, three officers of the Fund made investments aggregating $235,000 in the common stock of Musicnotes, Inc., a company in which Timothy P. Reiland is the Chairman and Chief Financial Officer. Those investments represent approximately 2% of the outstanding common stock of Musicnotes, Inc.

     In October 2004, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Corporation, on behalf of the Fund, and the Adviser through October 2005. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors: (i) the complexity of the investment strategy for the Fund; (ii) the background of the Adviser and its personnel (including the portfolio manager designated by the Adviser); (iii) the length of time of the Fund's operations; (iv) the nature of the performance-based management fee, including the selection of the Standard & Poor's 500 Index as the benchmark for the performance adjustment; and (v) the selection of the base management fee amount and minimum and maximum management fees. The Board reviewed the 12-month and lifetime performance relative to that of the S&P 500 Index. The Board also discussed the expense ratio, which was noted was above average; however, the Board was comfortable with the expense ratio given the cap on expenses. The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided by the Adviser.

The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. The Codes govern the personal trading activities of all "Access Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser's clients above their own.

The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

     As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Fund has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Fund votes shares owned by the Fund. The Fund always endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The general principles of the Proxy Voting Policies reflect the Fund's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are plainly in the interests of shareholders. The Fund’s management reviews the Proxy Voting Policies annually.

     Subject to the Board's oversight, the Fund has final authority and fiduciary responsibility for voting proxies received by the Fund; however, it has delegated the implementation of the Fund's Proxy Voting Policies to a proxy voting service that is not affiliated with the Fund or its adviser. The Adviser generally anticipates that it will follow the Fund’s proxy voting guidelines.

     The following is a summary of the manner in which the Fund would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

     ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS - Generally, the Fund supports the company's nominees to serve as directors. The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Fund generally expects to support management on the following matters: increases in the number of authorized shares of or issuances of common stock or other equity securities; provisions of the corporate charter addressing indemnification of directors and officers; stock repurchase plans; and the selection of independent accountants. The types of matters on corporate governance that the Adviser would expect to vote against include: the issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred; the adoption of a classified board; the adoption of poison pill plans or similar anti-takeover measures; and the authorization of a class of shares not held by the Fund with superior voting rights.

     COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS - The Fund reviews on a case-by-case basis compensation arrangements and the establishment of stock option plans. The Fund generally believes, if its view of management is favorable enough that the Fund has invested in the company, arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permit equity overhang that exceed certain levels or that allow for the repricing of outstanding options.

     SOCIAL POLICY BASED PROPOSALS - Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues.

     If the Fund’s management believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Fund will generally rely on the recommendations of the independent proxy voting service. The Adviser’s compliance staff will review any votes where a potential conflict exists and the Fund does not rely on the proxy voting services recommendations. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company.

     Every August, commencing in 2004, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the Fund's website at http://www.nicholasfunds.com. Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at 800.227.5987 (toll-free).

PRINCIPAL SHAREHOLDERS

Nicholas Company, Inc., the investment adviser to the Fund, beneficially owned 328,322 shares of the Fund, or 51.42%, as of March 31, 2005. Of this amount, 200,593 shares were owned of record by Albert O. Nicholas, Chief Executive Officer and a Director of the Adviser, and owner of 97% of the outstanding voting securities of the Adviser; and the Nicholas Company, Inc. Employees Profit-Sharing Trust, of which Mr. Nicholas is a trustee, owned of record 127,729 shares. As a beneficial owner of more than 25% of the issued and outstanding shares of the Fund, Mr. Nicholas may be deemed to "control" the Fund, as such term is defined in the 1940 Act.

     Mark J. Giese, the Portfolio Manager of the Fund, beneficially owned 112,908 shares of the Fund, or 17.68%, as of March 31, 2005.

     Exotic Imports Master Money Purchase Plan FBO Larry L. Batch, 521 Marilyn Lane, Redlands, CA 92373, owned 32,615 shares of the Fund, or 5.11%, as of March 31, 2005.

     No other persons are known to the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund as of March 31, 2005. All directors and executive officers of the Fund as a group (5 persons) beneficially own 24.27% of the outstanding shares of the Fund.

PORTFOLIO MANAGER OF THE FUND

Mr. Mark J. Giese is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund. He is not primarily responsible for the day-to-day management of any other accounts.

The Fund's Portfolio Manager is employed and compensated by the Fund's Adviser, not the Fund. The Adviser compensates its portfolio managers based on the investment performance results of the funds and accounts they manage, the value of the assets in the funds and accounts they manage, in addition to the profitability of the Adviser. As of the Fund's most recently completed fiscal year, December 31, 2004, the Fund's Portfolio Manager's compensation consisted of a base salary, an annual discretionary bonus and participation in the Adviser's deferred compensation program. The Adviser reviews the base salary of the Portfolio Manager annually to ensure that it reflects his performance, is competitive within the industry and coincides with the skill level necessary to manage the Fund. The annual discretionary bonus is determined by the Adviser's Board of Directors and is based on a number of factors, including, but not limited to, long-term performance of the Fund in relation to its peers, a portion of the Fund's management fee and the Portfolio Managers contribution to the organization. The deferred compensation pool is based on the profits of the Adviser and is divided among select employees of the Adviser on a discretionary basis.

The table below identifies beneficial ownership of the Fund's shares by the Portfolio Manager as of December 31, 2004.

Portfolio Manager	Dollar Range of Ownership of Securities
Mark J. Giese	Over $1,000,000

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     The sections captioned "PURCHASE OF FUND SHARES," "REDEMPTION OF FUND SHARES," and "EXCHANGE BETWEEN FUNDS" in the Fund's Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this Statement of Additional Information by reference. Although not anticipated, it is possible that conditions may arise in the future, which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund.

The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

     Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund), minus any applicable redemption fee taken from your redemption proceeds for transactions in the Nicholas Liberty Fund. The NAV is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the NYSE on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or in the absence of any sale on that day, the closing bid price. For valuating securities traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price ("NOCP"). Foreign securities are normally priced using data reflecting the closing of the principal markets for those securities. Most debt securities, excluding short-term investments, are valued at the current evaluated bid price. Securities for which there are no readily available market quotations and other assets and liabilities of the Fund will be valued at their then current fair value using methods determined in good faith by the Board of Directors.

Because foreign securities can be traded on weekends, U.S. holidays and other times when the NYSE is closed, changes in the market value of these securities are not always reflected in the Fund's NAV. It is not possible to buy, sell, exchange or reinvest Fund shares on days when the NYSE is closed, even if there has been a change in the market value of foreign securities held in the Fund's portfolio.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC") and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain in one or more distributions for each fiscal year (after utilization of any available capital loss carryovers). If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will continue to be subject to federal income tax.

The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. Distributions generally will be made in December of each year. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total dividends received from domestic corporations in any one year are less than 100% of the Fund's gross income.

At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

Under the Code, dividends declared by the Fund to shareholders of record in December of any year will be deemed to have been received by (and will be taxable to) shareholders as of the record date, provided the dividend is actually paid by the Fund before February 1 of the following year.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker or dealer would have charged for effecting the transaction.

The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

In instances where the Adviser determines that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which is also utilized by the Adviser in managing the Fund's portfolio.

The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2004.

	Amount of Commissions
	Paid to Firms that
	Provided	Amount of Brokerage
	Research Services (1)	Transactions Involved (1)

The Fund	$7,173	$5,694,024

(1)	The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The Adviser prior to effecting the transaction however, generally knows the approximate brokerage discount and charges. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotations services, if any, rendered by the broker or dealer through whom a transaction is placed.

The Adviser may effect portfolio transactions with brokers or dealers who recommended the purchase of the Fund's shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

Over-the-counter market purchases and sales are generally transacted directly with principal market makers, who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

The Fund paid aggregate brokerage commissions of approximately $7,173, $8,897 and $11,623 for the years ended December 31, 2004, 2003 and 2002.

     The Adviser, which is the investment adviser to seven registered investment companies (including the Fund) and other advisory clients (collectively, "client accounts"), may occasionally make investment decisions which would involve the purchase or sale of securities for the portfolios of more than one client account at the same time. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities and/or the size of the position obtained or disposed of by the client accounts. It is the Adviser's policy not to favor one client account over another in making investment recommendations or in placing orders.

     The Adviser has adopted procedures that provide generally for the Adviser to aggregate (or "bunch") orders for more than one client account. An aggregated order occurs when the Adviser enters a single order for the purchase or sale of a single security on behalf of more than one client account. The Adviser may aggregate orders when it deems it to be appropriate and in the best interests of the client accounts. Pursuant to the Adviser's trade allocation procedures, client accounts will participate in any aggregated order for a security at the average share price on any given date for all of the Adviser's transactions in that security on behalf of those clients participating in the aggregated order, with transaction costs shared pro rata based on participation. When an aggregated order is only partially filled, the securities purchased generally will be allocated on a pro rata basis to each client account participating in the aggregated order based upon the initial amount requested for the account (subject to certain exceptions) and each participating account will participate at the average share price for the aggregated order on the same business day. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration or credit exposure).

     The Adviser also has adopted procedures governing the allocation of securities issued in initial public offerings ("IPOs") which provide that all portfolio managers for the Adviser's client accounts shall be informed of any opportunity to acquire IPO securities which is presented to or which becomes available to the Adviser or any of its clients. Each client's portfolio manager shall assess whether or not the acquisition of IPO securities is appropriate for, and in the best interests of, his client, based upon multiple factors, including but not limited to the following: (i) the investment objective of the client; (ii) risk tolerance of the client; (iii) market capitalization of the IPO issuer; (iv) nature of the IPO issuer's business and industry; (v) current composition of the client's portfolio (including cash position); and (vi) preference of the portfolio manager for IPO investment opportunities. The IPO procedures provide that a written allocation statement shall be prepared prior to the Adviser submitting an order for IPO securities which identifies the client accounts to participate, the extent of such participation and the basis for allocation among the participating clients in the event the IPO order is partially filled. The allocation in the event of a partial order fill may be based upon a number of factors including but not limited to those specified as factors to be considered in assessing whether or not a client will invest in IPO securities. The procedures provide that any deviation from the initial allocation statement shall be approved by either Albert O. Nicholas or David O. Nicholas, and the Adviser's compliance officer.

     The Adviser's procedures for allocation of IPO investment opportunities are designed to ensure that all clients are treated fairly and equitably. However, the procedures do not mandate allocation of IPO investment opportunities among its clients in equal amounts or pro rata based upon the size of the client account's assets. Adviser clients, whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings may receive a greater percentage of IPO allocations than other client accounts without such characteristics.

PERFORMANCE DATA

     The average annual total return of each Class of shares of the Fund is calculated according to the following formula:

P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The average annual total return (after taxes on distributions) of each Class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVD

where “P” equals a hypothetical initial payment of $1000; “T” equals average annual total return (after taxes on distributions; “n” equals the number of years; and “ATVD ” equals the ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions.

     The average annual total return (after taxes on distributions and sale of Fund shares) of each Class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return (after taxes on distributions; “n” equals the number of years; and “ATVDR” equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemptions.

     The Fund’s after-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on you tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), this information may not apply to your investment.

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The Fund’s performance data represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.

CAPITAL STRUCTURE

The Corporation is authorized to issue five billion (5,000,000,000) shares of common stock, par value $0.001 per share in one or more series or classes of common stock. The Corporation currently has one series authorized and designated as the Fund, and one hundred million (100,000,000) shares of common stock are allocated to such series. Each full share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares and shareholders have no preemptive rights and may not cumulate their votes in the election of directors.

STOCK CERTIFICATES

The Fund will not issue certificates evidencing shares purchased. Written confirmations are issued for all purchases of shares.

ANNUAL MEETING

Under the laws of the State of Maryland, registered investment companies, such as the Corporation, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

SHAREHOLDER REPORTS

Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing audited financial statements and financial highlights will be sent to shareholders.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank N.A. ("U.S. Bank") acts as Custodian of the Fund. U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Fund. U.S. Bank and U.S. Bancorp do not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment of distributions to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202, served as the Fund's Independent Registered Public Accounting Firm for the year ended December 31, 2004.

     Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, counsel for the Corporation, has passed upon the legality of the shares of the Fund being offered by this Prospectus.

FINANCIAL INFORMATION

The schedule of investments, the financial statements and notes thereto and the Report of Independent Registered Public Accounting Firm contained in the Annual Report of the Fund for the fiscal year ended December 31, 2004, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.

NICHOLAS FAMILY OF FUNDS, INC.
PART C
OTHER INFORMATION

Item 22. Exhibits

(a)	Amended and Restated Articles of Incorporation were previously filed with the Registration Statement on Form N-1A (File No. 333-71424) and are incorporated herein by reference.

(b)	Amended and Restated Bylaws were previously filed with the Registration Statement on Form N- 1A (File No. 333-71424) and are incorporated herein by reference..

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant's Amended and Restated Articles of Incorporation and Bylaws.

(d)	Amended Investment Advisory Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-71424) and is incorporated herein by reference.

(i) Amended Advisory Fee Schedule was previously filed with the Registration Statement on Form N-1A (File No. 333-71424) and is incorporated herein by reference.

(e)	Underwriting Agreement is not applicable.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Custodian Agreement was previously filed with the Registration Statement on Form N-1A (File No. 033-11420) and is incorporated herein by reference.

(h)	Other Material Contracts

(i) Powers of Attorney were previously filed with the Registration Statement on Form N-1A (File No. 333-71424) and are incorporated herein by reference.

(i)	Opinion and Consent of Counsel is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Rule 12b-1 Plan is not applicable.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	Code of Ethics

(i) Amended Code of Ethics for Registrant was previously filed with the Registration Statement on Form N-1A (File No. 033-11420) and is incorporated herein by reference .

(ii) Amended Code of Ethics for Adviser was previously filed with the Registration Statement on Form N-1A (File No. 033-11420) and is incorporated herein by reference.

Item 23. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant. The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas High Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc., which are all Maryland corporations, share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.

Item 24. Indemnification.

     Article VI, Section 7 of the Registrant's By-Laws provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission.

The Registrant also maintains a joint errors and omissions insurance policy with a $10.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds. The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

Item 25. Business and Other Connections of the Investment Adviser.

With respect to the Adviser, the response to this Item will be incorporated by reference to the Adviser's Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission ("SEC"), dated January 28, 2005. The Adviser's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 26. Principal Underwriter.
Not applicable.
Item 27. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant's Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant's Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, OH 45202
Registrant's Investment Adviser	Nicholas Company, Inc. 700 North Water Street, Suite 1010 Milwaukee, WI 53202

Item 29. Undertakings.

None.

SIGNATURES

     Pursuant to the requirements of Rule 485(a) under the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant have duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 29th day of April, 2005.

Nicholas Family of Funds, Inc.

By:	/s/ David O. Nicholas *
David O. Nicholas
President and Director

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of April, 2005.

/s/	David O. Nicholas*	President (Principal Executive
	David O. Nicholas	Officer), and Director

/s/	Jeffrey T. May*	Senior Vice President, Secretary and
	Jeffrey T. May	Treasurer (Chief Accounting Officer)

/s/	Timothy P. Reiland*	Director
Timothy P. Reiland

/s/	Jay H. Robertson*	Director
Jay H. Robertson

* By: /s/ Jeffrey T. May
Jeffrey T. May,
Attorney-in-Fact pursuant to
Power of Attorney previously filed.

EXHIBIT INDEX
Exhibit	Exhibit No.
Opinion and Consent of Michael Best & Friedrich LLP	EX-99-i
Consent of Deloitte & Touche LLP	EX-99.j.